UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-3363

Exact name of registrant as specified in charter:	Delaware Group Limited Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Government Fund

September 30, 2007

	Principal
	Amount	Value
Agency Asset-Backed Securities – 0.17%
Fannie Mae Grantor Trust Series 2003-T4 2A5 4.907% 9/26/33	$ 346,433	$ 346,433
Total Agency Asset-Backed Securities (cost $343,632)		346,433

Agency Collateralized Mortgage Obligations – 13.43%
•E.F. Hutton Trust III Series 1 A 5.953% 10/25/17	119,596	119,646
Fannie Mae
Series 1993-71 PL 6.50% 5/25/08	77,763	77,828
Series 1996-46 ZA 7.50% 11/25/26	408,527	426,205
Series 2001-50 BA 7.00% 10/25/41	410,049	424,663
Series 2003-122 AJ 4.50% 2/25/28	315,155	309,026
•Series 2006-M2 A2F 5.259% 5/25/20	1,315,000	1,281,166
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41	453,368	469,523
Series 2002-T1 A2 7.00% 11/25/31	266,815	276,714
Fannie Mae Whole Loan
Series 2002-W1 2A 7.50% 2/25/42	253,497	264,429
Series 2004-W9 2A1 6.50% 2/25/44	313,674	324,162
wFHLMC Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42	96,012	100,493
Series T-58 2A 6.50% 9/25/43	1,694,496	1,738,344
•Series T-60 1A4C 5.395% 3/25/44	3,000,000	2,997,697
Freddie Mac
Series 2541 JB 5.00% 2/15/16	657,089	656,588
Series 2552 KB 4.25% 6/15/27	411,486	410,011
Series 2662 MA 4.50% 10/15/31	571,334	563,682
Series 2694 QG 4.50% 1/15/29	520,000	507,573
Series 2915 KP 5.00% 11/15/29	640,000	630,010
Series 3063 PC 5.00% 2/15/29	1,035,000	1,030,530
Series 3113 QA 5.00% 11/15/25	2,127,359	2,130,626
Freddie Mac Stated Final Series 5 GC 2.95% 12/15/09	1,891,490	1,871,616
GNMA
Series 2002-28 B 5.779% 7/16/24	3,084,343	3,111,753
Series 2002-61 BA 4.648% 3/16/26	834,793	835,116
Series 2003-72 C 4.86% 2/16/30	2,500,000	2,483,237
Series 2003-78 B 5.11% 10/16/27	5,000,000	4,984,861
Total Agency Collateralized Mortgage Obligations (cost $26,082,350)		28,025,499

Agency Mortgage-Backed Securities – 37.16%
Fannie Mae
4.50% 9/1/13 to 3/1/14	2,008,420	1,982,324
5.50% 5/15/09 to 1/1/13	1,028,397	1,027,953
6.00% 9/1/12	1,190,457	1,204,143
6.215% 6/1/08	1,193,590	1,192,209
6.50% 8/1/17	346,609	353,192
7.00% 11/15/16	687,543	709,085
7.41% 4/1/10	4,719,630	4,914,849
9.00% 11/1/15	161,741	171,677
10.00% 10/1/30	174,022	194,509
16.00% 11/15/12	175,969	216,955
•Fannie Mae ARM
4.792% 11/1/35	2,882,349	2,866,502
5.006% 6/1/34	564,093	565,750
5.013% 11/1/33	2,377,351	2,377,149
5.054% 8/1/35	773,565	760,370
5.085% 5/1/36	1,964,418	1,913,985
5.797% 8/1/34	563,208	569,342
5.874% 4/1/36	4,248,977	4,298,145
6.11% 6/1/36	1,515,786	1,536,628
6.179% 7/1/36	1,665,188	1,690,465
6.305% 7/1/36	1,361,546	1,385,062
6.334% 8/1/36	785,062	795,781
6.34% 4/1/36	605,463	614,356
6.472% 12/1/33	496,780	504,403

Fannie Mae Balloon 7 yr
4.00% 8/1/10	1,486,060	1,451,531
5.00% 8/1/11	2,031,260	2,024,706
Fannie Mae FHAVA
7.25% 4/1/09	1,612	1,627
8.50% 8/1/09	3,234	3,293
11.00% 8/1/10 to 12/1/15	217,954	236,806
Fannie Mae GPM 11.00% 11/1/10	9,997	10,687
Fannie Mae Relocation 15 yr 4.00% 9/1/20	937,429	880,801
Fannie Mae Relocation 30 yr 5.00% 9/1/33	715,918	690,455
Fannie Mae S.F. 15 yr
5.00% 7/1/19	490,460	481,632
7.50% 4/1/11	9,648	9,897
8.00% 10/1/14 to 10/1/16	822,366	854,471
Fannie Mae S.F. 15 yr TBA
5.50% 10/1/37	2,000,000	1,995,312
6.00% 10/1/22	1,805,000	1,828,972
Fannie Mae S.F. 20 yr 6.50% 2/1/22	452,180	464,662
Fannie Mae S.F. 30 yr
*5.50% 3/1/29 to 7/1/37	3,551,065	3,486,861
7.00% 8/1/32 to 9/1/32	437,755	455,480
7.50% 12/1/10 to 11/1/31	177,095	183,710
8.00% 9/1/11 to 5/1/24	521,357	549,016
8.50% 5/1/08 to 8/1/17	146,634	155,747
9.00% 8/1/22	425,057	458,739
9.25% 3/1/09 to 8/1/16	51,188	55,150
10.00% 2/1/25	759,549	835,735
11.00% 9/1/15 to 8/1/20	147,523	168,005
12.50% 2/1/11	1,346	1,385
Fannie Mae S.F. 30 yr TBA
6.50% 10/25/37	630,000	641,517
7.00% 10/1/37	90,000	92,897
Freddie Mac
6.00% 1/1/17	524,427	528,688
6.50% 6/17/14 to 3/1/16	1,835,753	1,862,258
•Freddie Mac ARM
5.69% 7/1/36	359,386	362,638
5.833% 4/1/34	224,127	225,980
7.215% 4/1/33	345,338	349,058
Freddie Mac Balloon 5 yr
4.00% 3/1/08 to 8/1/08	1,563,351	1,544,455
4.50% 1/1/10	139,541	137,544
Freddie Mac Balloon 7 yr
4.00% 4/1/10 to 5/1/10	1,393,398	1,361,789
4.50% 3/1/10 to 12/1/11	4,015,244	3,962,833
5.00% 6/1/11 to 11/1/11	576,967	576,624
6.00% 4/1/09	42,500	42,774
Freddie Mac FHAVA
8.00% 3/1/08	1,454	1,457
8.50% 1/1/09	1,198	1,208
9.50% 2/1/10	37,092	37,164
11.00% 2/1/14	6,081	6,598
Freddie Mac Relocation 15 yr 3.50% 9/1/18 to 10/1/18	3,712,733	3,463,301
Freddie Mac Relocation 30 yr
5.00% 9/1/33	2,380,613	2,301,809
6.50% 10/1/30	2,201	2,247
Freddie Mac S.F. 15 yr
5.00% 6/1/18	349,601	343,861
6.00% 10/1/10	13,393	13,561
7.50% 4/1/11	50,073	51,312
8.00% 7/1/16	165,160	173,997
Freddie Mac S.F. 30 yr
7.00% 11/1/33	842,561	874,745
8.00% 5/1/09 to 5/1/31	365,656	386,525
8.50% 12/1/08 to 12/1/09	11,187	11,393
9.00% 6/1/09 to 9/1/30	222,607	240,442
9.50% 6/1/16	1,960	1,990
9.75% 12/1/08	3,680	3,739
11.00% 5/1/20	5,002	5,676
11.50% 6/1/15 to 3/1/16	265,097	294,778

GNMA I GPM
11.00% 7/15/10	14,939	15,936
11.50% 4/15/10	10,532	11,299
12.25% 1/15/14 to 1/15/14	12,438	14,005
GNMA I Mobile Home 6.50% 9/15/10	10,502	10,694
GNMA I S.F. 15 yr
6.00% 2/15/09 to 6/15/09	77,916	78,409
7.50% 7/15/10 to 9/15/10	92,366	93,013
GNMA I S.F. 30 yr
6.00% 4/15/33	539,151	543,602
7.00% 5/15/28 to 12/15/34	6,219,762	6,530,982
7.50% 12/15/23 to 12/15/31	444,219	466,067
8.00% 6/15/30	18,113	19,269
9.00% 10/15/09 to 2/15/17	87,743	92,363
9.50% 6/15/16 to 8/15/17	23,109	25,042
11.00% 12/15/09 to 5/15/20	174,062	194,594
GNMA II GPM 9.75% 12/20/16 to 9/20/17	20,365	22,698
GNMA II S.F. 15 yr 7.50% 3/20/09	5,517	5,606
GNMA II S.F. 30 yr
9.50% 11/20/20	2,580	2,814
10.50% 6/20/20	2,383	2,716
11.00% 9/20/15 to 10/20/15	91,109	102,127
11.50% 12/20/17 to 10/20/18	67,108	77,368
12.00% 4/20/14 to 5/20/16	160,594	182,698
12.50% 10/20/13 to 11/20/13	40,808	45,917
Total Agency Mortgage-Backed Securities (cost $78,562,017)		77,571,591

Agency Obligations – 6.56%
*Fannie Mae
4.75% 3/12/10	5,140,000	5,181,038
6.625% 9/15/09	1,645,000	1,713,791
Federal Home Loan Bank 3.84% 11/25/09	1,427,516	1,404,304
Federal Home Loan Bank System 4.50% 10/9/09	420,000	421,041
Freddie Mac 4.125% 7/12/10	5,010,000	4,973,938
Total Agency Obligations (cost $13,453,766)		13,694,112

Commercial Mortgage-Backed Securities – 2.13%
•Bank of America Commercial Mortgage Series 2006-3 A4 5.889% 7/10/44	835,000	855,510
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.555% 2/15/39	180,000	180,860
•#Crown Castle Towers Series 2005-1A AFL 144A 5.471% 6/15/35	630,000	629,559
Deutsche Mortgage and Asset Receiving Series 1998-C1 A2 6.538% 6/15/31	26,448	26,401
Goldman Sachs Mortgage Securities II
Series 2006-GG8 A4 5.56% 11/10/39	690,000	690,516
•#Series 2006-RR3 A1S 144A 5.659% 7/18/56	720,000	669,122
JPMorgan Chase Commercial Mortgage Securities
Series 2006-LDP9 A2 5.134% 5/15/47	320,000	310,808
•#Series 2006-RR1A A1 144A 5.608% 10/18/52	240,000	228,338
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	270,000	269,305
#Tower 144A
Series 2006-1 B 5.588% 2/15/36	255,000	253,638
Series 2006-1 C 5.707% 2/15/36	340,000	336,658
Total Commercial Mortgage-Backed Securities (cost $4,526,275)		4,450,715

Corporate Bonds – 0.01%
Banking – 0.01%
JPMorgan Chase 5.75% 1/2/13	20,000	20,305
Total Corporate Bonds (cost $20,100)		20,305

Municipal Bonds – 0.48%
Massachusetts State Special Obligation Revenue CPI Linked Loan Series A 3.77% 6/1/22 (FSA)	950,000	994,802
Total Municipal Bonds (cost $1,038,848)		994,802

Non-Agency Asset-Backed Securities – 8.74%
•Ameriquest Mortgage Securities Series 2006-R1 A2C 5.321% 3/25/36	1,335,000	1,314,116
•Bank of America Credit Card Trust Series 2006-A10 A10 5.73% 2/15/12	6,715,000	6,683,193
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.00% 9/15/11	495,000	495,814
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	170,000	171,036
•Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	515,000	510,521
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-3 1A4 3.303% 11/25/29	188,302	185,562

•Citibank Credit Card Issuance Trust Series 2007-A7 A7 5.85% 8/20/14	570,000	569,322
Countrywide Asset-Backed Certificates
•Series 2006-1 AF2 5.281% 7/25/36	260,000	258,329
•Series 2006-3 2A2 5.311% 6/25/36	1,750,000	1,705,782
Series 2006-S5 A3 5.762% 6/25/35	990,000	959,061
•Series 2006-S7 A3 5.712% 11/25/35	985,000	965,525
•Series 2006-S9 A3 5.728% 8/25/36	595,000	589,429
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	500,000	503,464
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	170,000	170,000
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	515,962	496,614
Renaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	175,000	173,740
•Residential Funding Mortgage Securities II Series 2006-HSA2 AI2 5.50% 3/25/36	1,600,000	1,585,022
#Sierra Receivables Funding Series 2003-2A A1 144A 3.03% 12/15/15	152,506	148,300
•#Sovereign Dealer Floor Plan Master Series 2006-1 A 144A 5.80% 8/15/11	750,000	750,000
Total Non-Agency Asset Backed Securities (cost $18,426,470)		18,234,830

Non-Agency Collateralized Mortgage Obligations – 6.65%
•Bear Stearns Alternative A Trust
Series 2006-3 33A1 6.16% 5/25/36	790,379	800,259
Series 2006-3 34A1 6.165% 5/25/36	843,312	846,118
Bear Stearns Asset-Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	601,537	603,892
Countrywide Alternative Loan Trust
•Series 2004-J7 1A2 4.673% 8/25/34	97,770	97,495
Series 2006-2CB A3 5.50% 3/25/36	577,460	577,243
•wCountrywide Home Loan Mortgage Pass Through Trust
Series 2004-12 1M 5.136% 8/25/34	519,726	518,787
Series 2004-HYB4 M 4.844% 9/20/34	198,529	190,257
Series 2006-HYB4 1A2 5.636% 6/20/36	475,341	480,777
Credit Suisse First Boston Mortgage Securities
Series 2003-29 5A1 7.00% 12/25/33	235,761	241,655
Series 2004-1 3A1 7.00% 2/25/34	142,932	146,505
First Horizon Asset Securities Series 2007-AR3 2A2 6.327% 10/25/37	1,130,000	1,133,884
#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27	289,729	309,703
Series 1999-3 A 8.00% 8/19/29	710,075	753,493
Series 2005-RP1 1A4 8.50% 1/25/35	752,167	810,299
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34	570,547	608,511
Nomura Asset Acceptance Series 2006-AF1 1A2 6.159% 5/25/36	1,320,000	1,307,608
Residential Asset Mortgage Products
Series 2004-SL1 A3 7.00% 11/25/31	161,445	164,412
Series 2004-SL4 A3 6.50% 7/25/32	376,377	386,138
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35	360,541	358,288
Wells Fargo Mortgage Backed Securities Trust
•Series 2004-EE 2A1 3.988% 12/25/34	1,130,985	1,112,041
•Series 2005-AR16 6A4 4.999% 10/25/35	702,041	697,953
•Series 2006-AR4 2A1 5.773% 4/25/36	1,142,770	1,128,018
Series 2007-13 A7 6.00% 9/25/37	629,254	618,635
Total Non-Agency Collateralized Mortgage Obligations (cost $16,052,118)		13,891,971

U.S. Treasury Obligations – 26.36%
U.S. Treasury Inflation Index Notes
*2.00% 1/15/14	1,330,249	1,311,543
*2.375% 4/15/11	17,205,569	17,322,515
2.50% 7/15/16	247,546	252,226
*3.00% 7/15/12	3,394,434	3,533,925
3.625% 1/15/08	11,365,620	11,354,971
4.25% 1/15/10	1,002,845	1,050,559
U.S. Treasury Notes
*4.125% 8/31/12	13,659,000	13,607,792
*4.50% 5/15/10	1,735,000	1,757,366
*4.625% 7/31/09 to 11/15/09	2,730,000	2,766,193
*4.875% 6/30/12	20,000	20,566
¥12.00% 8/15/13	1,930,000	2,058,316
Total U.S. Treasury Obligations (cost $55,361,193)		55,035,972

Future Put Option – (0.03%)
U.S. Treasury 10 year Future Option 12/19/07	(150)	(65,625)
Total Put Option (proceeds $69,888)		(65,625)

≠Discount Note – 0.20%
Federal Home Loan Bank 4.001% 10/1/07	428,142	428,142
Total Discount Note (cost $428,142)		428,142

Repurchase Agreements – 0.44%
With BNP Paribas 4.00% 10/1/07
(dated 9/28/07, to be repurchased at $925,308,
collateralized by $422,000 U.S. Treasury Notes
3.375% due 9/15/09, market value $418,604,
$69,000 U.S. Treasury Notes 3.875% due 7/15/10,
market value $69,766, $48,000 U.S. Treasury
Notes 4.125% due 8/15/08, market value $48,465,
$169,000 U.S. Treasury Notes 4.50% due 2/15/09,
market value $171,466 and $229,000 U.S. Treasury
Notes 5.625% due 5/15/08, market value $236,280)	925,000	925,000
Total Repurchase Agreements (cost $925,000)		925,000

Total Value of Securities Before Securities Lending Collateral – 102.30%
(cost $215,150,023)		213,553,747

Securities Lending Collateral** – 19.07
Investment Companies
Mellon GSL DBT II Collateral Fund	39,811,698	39,811,698
Total Securities Lending Collateral (cost $39,811,698)		39,811,698

Total Value of Securities – 121.37%
(cost $254,961,721)		253,365,445©

Obligation to Return Securities Lending Collateral**– (19.07%)		(39,811,698)
Liabilities Net of Receivables and Other Assets (See Notes) – (2.30%)		(4,802,419)
Net Assets Applicable to 25,391,790 Shares Outstanding – 100.00%		$208,751,328

^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2007, the aggregate amount of Rule 144A securities equaled $6,497,699, which represented 3.11% of the Fund’s net assets. See Note 7 in "Notes."
•Variable rate security. The rate shown is the rate as of September 30, 2007.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
*Fully or partially on loan.
**See Note 6 in “Notes.”
©Includes $39,276,428 of securities loaned.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CPI – Consumer Price Index
FHAVA – Federal Housing Administration & Veterans Administration
FHLMC – Federal Home Loan Mortgage Corporation
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following futures and swap contracts were outstanding at September 30, 2007:

Futures Contracts1

Contracts	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation
258 U.S. Treasury 5 year notes	$27,580,029	$27,614,063	12/31/07	$34,034

Swap Contracts[2]
Index Swap Contract
			Unrealized
Notional Amount	Expiration Date	Description	(Depreciation)
$1,000,0000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the return on the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(19,524)

Credit Default Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
ABX Home Equity Index 06-1	$525,000	0.54%	7/25/45	$(17,456)
JPMorgan Chase Bank
ABX Home Equity Index 06-1	1,157,650	0.54%	7/25/45	(142,350)
				$(159,806)

Interest Rate Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Appreciation
Goldman Sachs 2 yr IRS	$5,750,000	5.36%	1/8/09	$22,203

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Limited-Term Government Funds – Delaware Limited-Term Government Fund (Fund).

Security Valuation – U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates market value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At September 30, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$255,053,638
Aggregate unrealized appreciation	1,068,791
Aggregate unrealized depreciation	(2,756,984)
Net unrealized depreciation	$ (1,688,193)

For federal income tax purposes, at December 31, 2006, capital loss carryforwards of $23,422,208 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $5,505,504 expires in 2007, $5,888,621 expires in 2008, $6,133,212 expires in 2012, $2,091,290 expires in 2013 and $3,803,581 expires in 2014.

3. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Options Written
During the period ended September 30, 2007, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended September 30, 2007 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2006	-	$-
Options written	(450)	(195,602)
Options expired	300	125,714
Options outstanding at September 30, 2007	(150)	$(69,888)

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (the seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended September 30, 2007, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement. For the period ended September 30, 2007, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of net assets.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of the securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At September 30, 2007, the market value of the securities on loan was $39,276,428, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

7. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investments in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At September 30, 2007, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

8. Change in Custodian
On July 26, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian.

9. Name Change
On August 16, 2007, the Fund’s Board of Trustees approved changes in the Fund’s investment objectives, investment strategies, and policies to reposition the Fund as a limited-term fixed income fund. In connection with these changes, as of the close of business on November 30, 2007, the Fund is changing its name to Delaware Limited-Term Diversified Income Fund. The Fund’s new investment strategies and policies broaden the types of fixed income securities the Fund may invest in, and permit the Fund to invest up to 20% of its assets in high-yield securities. The Fund’s current investment objective seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal, and provide maximum liquidity. The Fund’s new investment objective will seek maximum total return, consistent with reasonable risk.

The changes to the Fund’s investment objectives, investment strategies, and policies will essentially create a different fund that does not primarily invest in U.S. Government fixed income securities. A complete description of the investment objective and investment strategies is included in the Fund’s prospectus, as supplemented.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: